UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2014

GLYECO, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-30396	45-4030261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10429 South 51st Street, Suite 235 Phoenix, Arizona		85044
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (866) 960-1539

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 5, 2014, the Board of Directors (the “Board”) of GlyEco, Inc., a Nevada corporation (the “Company”), approved and adopted Amended and Restated Bylaws (the “Amended and Restated Bylaws”).

The Amended and Restated Bylaws:

•	provide that directors shall be elected by a plurality of the votes of shares present in person or represented by proxy at each stockholders’ meeting and entitled to vote on the election of directors;

•
clarify the process for fixing a record date to determine which stockholders are entitled to notice of or to vote at any meeting of stockholders or adjournment thereof or in order to make a determination for any other purpose;

•
clarify that any shares belonging to the Company will not be voted directly or indirectly at any stockholders’ meeting and shall not be counted in determining the total number of outstanding shares at any given time;

•	articulate the process by which the Board may create one or more committees and define the scope of assigned responsibilities each committee may have; and

•	clarify the processes by which the Bylaws may be amended by the Board or the Company’s stockholders.

The foregoing summary of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On August 5, 2014, the Board of the Company adopted a Code of Business Conduct and Ethics (the “Code of Business Conduct and Ethics”), which sets forth legal and ethical standards of conduct applicable to all directors, officers, and employees of the Company.

The Code of Business Conduct and Ethics supersedes and replaces the Code of Ethics previously adopted by the Board of the Company on January 20, 2012 (the “Prior Code”). The adoption of the Code of Business Conduct and Ethics did not relate to, or result in, any waiver, explicit or implicit, of any provision of the Prior Code.

The foregoing summary of the Code of Business Conduct and Ethics does not purport to be complete and is qualified in its entirety by reference to the full text of the Code of Business Conduct and Ethics, which is filed as Exhibit 14.1 to this Current Report on Form 8-K and is incorporated herein by reference.

A copy of the Code of Business Conduct and Ethics may be requested, free of charge, by sending a written communication to Matt Hamilton, General Counsel, at the Company’s executive offices. The Code of Business Conduct and Ethics will also be posted on the Company’s website, www.glyeco.com.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number:	Description of Exhibit:

3.1	Amended and Restated Bylaws of GlyEco, Inc., effective as of August 5, 2014
14.1	GlyEco, Inc. Code of Business Conduct and Ethics

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLYECO, INC.

Dated: August 8, 2014	By:	/s/ John Lorenz
John Lorenz President and Chief Executive Officer, Director (Principal Executive Officer)